Supplement dated March 24, 2023 to the Initial Summary Prospectus, Updating Summary Prospectus, and Statutory Prospectus dated October 3, 2022, for the Pacific Quest Variable Annuity contracts issued by Pacific Life & Annuity Company

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus (the "Prospectus") for your Contract, as supplemented. All information on your Prospectus dated October 3, 2022, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life & Annuity Company; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 748-6907, or online at PacificLife.com/Prospectuses. Please retain it for future reference.

JPMorgan Insurance Trust Global Allocation Portfolio and JPMorgan Insurance Trust Income Builder Portfolio transfer to the Fidelity VIP Government Money Market Portfolio

On December 12,2022, the Board of Trustees of the JPMorgan Insurance Trust approved the termination and liquidation of the JPMorgan Insurance Trust Global Allocation Portfolio and the JP Morgan Insurance Trust Income Builder Portfolio. This transaction is set to occur on or about April 25, 2023. (the "Transfer Date"). This is not a liquidation of your contract.

Effective April 1, 2023, the JPMorgan Insurance Trust Global Allocation Portfolio and JPMorgan Insurance Trust Income Builder Portfolio will be closed to new allocations and only Contract Owners that have Contract Value in the JPMorgan Insurance Trust Global Allocation Portfolio and JPMorgan Insurance Trust Income Builder Portfolio as of the end of the Business Day on March 31, 2023, may continue to make Purchase Payments, transfers, or withdrawals involving the JPMorgan Insurance Trust Global Allocation Portfolio and JPMorgan Insurance Trust Income Builder Portfolio. If you have Contract Value in the JPMorgan Insurance Trust Global Allocation Portfolio and JPMorgan Insurance Trust Income Builder Portfolio and withdraw or transfer out 100% of that Contract Value, you will not be able to re-invest in the JPMorgan Insurance Trust Global Allocation Portfolio and JPMorgan Insurance Trust Income Builder Portfolio before the Transfer Date.

For thirty (30) calendar days before the Transfer Date, if you have Contract Value allocated to the Subaccounts investing in the JPMorgan Insurance Trust Global Allocation Portfolio and JPMorgan Insurance Trust Income Builder Portfolio, you may make a one-time transfer of all or a portion of such Contract Value to any other available Subaccount without the transfer counting toward the 25 transfers permitted each calendar year and without incurring any transfer fees or other charges. All other transfers are subject to limitations as described in your Contract Prospectus.

On the Transfer Date, any Contract Value that remains allocated to the JPMorgan Insurance Trust Global Allocation Portfolio and JPMorgan Insurance Trust Income Builder Portfolio Subaccounts after the close of business will be transferred to the Subaccount corresponding to the Fidelity VIP Government Money Market Portfolio. Such transfers will be based on the applicable Subaccount unit values, and the relative net asset values of the JPMorgan Insurance Trust Global Allocation Portfolio and JPMorgan Insurance Trust Income Builder Portfolio, and the Fidelity VIP Government Money Market Portfolio as of the close of business on the Transfer Date. You will not incur any tax liability because of the transfer and your Contract Value immediately before the transfer will be equal to Contract Value immediately after the transfer. The transfer transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Transfer Date, the JPMorgan Insurance Trust Global Allocation Portfolio and JPMorgan Insurance Trust Income Builder Portfolio Subaccounts will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the JPMorgan Insurance Trust Global Allocation Portfolio and the JP Morgan Insurance Trust Income Builder Portfolio Subaccounts will be deemed an instruction for the Fidelity VIP Government Money Market Portfolio Subaccount. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). During the thirty (30) calendar day period after the Transfer Date (the "free transfer period"), you may make a one-time transfer out of the Fidelity VIP Government Money Market Portfolio Subaccount without incurring any transfer fees or other charges and without the transfer counting towards the transfer limitations described in your Contract Prospectus.

Please work with your financial professional to determine if your existing allocation instructions should be changed before or after the Transfer Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 748-6907, or by using any other means described in the Contract Prospectus. Please see ADDITIONAL INFORMATION — Inquiries and Submitting Forms and Requests in the Contract Prospectus for details.

Any references to the JPMorgan Insurance Trust Global Allocation Portfolio and JPMorgan Insurance Trust Income Builder Portfolio are deleted from the Contract Prospectus after the Transfer Date.

Pacific Select Fund Portfolio Manager/Subadvisor Changes

Pacific Asset Management, LLC "PAM" and Aristotle Pacific Capital, LLC ("Aristotle Pacific") are completing a corporate reorganization and transfer of PAM to Aristotle Pacific. The Transaction is expected to occur in the second quarter of 2023. Upon completion of the transaction, the Portfolio Manager/Subadvisor of the Pacific Select Fund Core Income Portfolio, Pacific Select Fund Floating Rate Income Portfolio, Pacific Select Fund High Yield Bond Portfolio Class I will change Pacific Asset Management LLC to Aristotle Pacific Capital LLC

Form No. QNYSUP0323